UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 8, 2024

WAYFAIR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place	Boston, MA	02116
(Address of principal executive offices)		(Zip Code)

(617) 532-6100

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of 7.250% Senior Secured Notes due 2029

On October 8, 2024, Wayfair LLC (the “Issuer”), a subsidiary of Wayfair Inc. (“Wayfair”), issued $800 million aggregate principal amount of 7.250% senior secured notes due 2029 (the “Notes”).

Wayfair intends to use the net proceeds from the Notes offering, together with cash on hand, for the repayment of certain of Wayfair’s existing convertible senior notes and general corporate purposes.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Notes were offered only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to purchase, a solicitation of an offer to sell, or notice of redemption with respect to any of Wayfair’s outstanding convertible notes.

Indenture

The Notes were issued under an Indenture, dated October 8, 2024 (the “Indenture”), among the Issuer, the guarantors named therein (including Wayfair) and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.

The Indenture provides, among other things, that the Notes will be senior secured obligations of the Issuer. Interest on the Notes is payable semi-annually, in arrears, on April 15 and October 15 of each year, commencing on April 15, 2025, at a rate of 7.250% per annum, until their maturity date of October 31, 2029. The Indenture contains covenants that restrict the Issuer’s ability and the ability of its restricted subsidiaries to, among other things:

•	incur additional indebtedness;

•	declare or pay dividends, redeem stock or make other distributions or restricted payments;

•	make certain investments;

•	create certain liens;

•	enter into certain transactions with affiliates;

•	agree to certain restrictions on the ability of the Issuer’s restricted subsidiaries to make certain payments;

•	sell or transfer certain assets; and

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s or its restricted subsidiaries’ assets.

These covenants are subject to a number of important limitations, qualifications and exceptions. In addition, certain of these covenants, including the limitation on indebtedness, will cease to apply to the Notes for so long as the Notes have investment grade ratings from any two of the prescribed rating agencies.

If a change of control occurs, the Issuer may be required to offer the holders of the Notes an opportunity to sell all or part of their Notes at a purchase price of 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. In addition, if Wayfair sells assets under certain circumstances, the Issuer may be required to make an offer to purchase a portion of the Notes.

At any time prior to October 31, 2026, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at a price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, as set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after October 31, 2026, the Issuer may on one or more occasions redeem the Notes, in whole or in part, at the applicable redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, at any time prior to October 31, 2026, the Issuer may on one or more occasions redeem up to 40% of the aggregate principal amount of the Notes with an amount equal to or less than the net cash proceeds received by the Issuer or Wayfair from certain equity offerings at a redemption price equal to 107.250% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

Furthermore, at any time prior to October 31, 2026, the Issuer may redeem up to 10% of the aggregate principal amount of the Notes during any twelve-month period at a redemption price equal to 103% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods) nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; certain events of bankruptcy or insolvency; the failure to pay final judgments in excess of certain amounts of money against the Issuer and its significant subsidiaries; the failure of certain guarantees to be enforceable (other than in accordance with the terms of the Indenture); and the assertion by the Issuer, Wayfair or any guarantor that is a significant subsidiary in any pleading that any security interest related to the Notes is invalid or unenforceable.

The foregoing description is qualified in its entirety by reference to the text of the Indenture and the Form of Note, which are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 8, 2024, Wayfair issued a press release announcing the closing of the Issuer’s Notes offering.

The information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated October 8, 2024, among Wayfair LLC, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent

4.2	Form of Note (included in Exhibit 4.1)

99.1	Press Release issued on October 8, 2024

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: October 8, 2024	/s/ Enrique Colbert
Enrique Colbert
General Counsel and Secretary